CERTIFICATION BY PRINCIPAL EXECUTIVE OFFICER

I, Chen Zhiqing, the principal executive officer of Super Energy Investments Corporation, a Nevada corporation (the “issuer”), certify that:

1.	I have reviewed this quarterly report on Form 10-QSB for the fiscal period ended September 30,2003 of the issuer (the “Report”).
2.
Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report.

3.
Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in the Report.

4.	The issuer’s other certifying officer(s) and I are responsible for internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the issuer and have:
a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Report is being prepared;

b)
evaluated the effectiveness of the issuers disclosure controls and procedures and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Report based on such evaluation; and

c)
disclosed in this Report any change in the issuer’s internal control over financial reporting that occurred during the period covered by the Quarterly Report that is materially affected, or is reasonably likely to materially affect, the issuer’s internal control over financial reporting.

5.
The issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the issuer’s auditors and the Audit Committee of the issuer’s Board of Directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the issuer’s ability to record, process, summarize and report financial information; and

	b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer’s internal control over financial reporting.

Dated: November 13, 2003

/s/ Chen Zhiqing
Name: Chen Zhiqing
Title: Principal Executive Officer